                                                                   EXHIBIT 10 AQ


March 29, 1999


Mr. Edward J. McNulty
Senior Vice President & Chief Financial Officer
Zenith Electronics Corporation
1000 Milwaukee Avenue
Glenview, Illinois  60025

     Re: $150,000,000 Debtor-In-Possession Revolving Credit Facility and $150,000,000 Exit Revolving Credit Facility


                               COMMITMENT LETTER

Dear Mr. McNulty:

     You have advised us that Zenith Electronics Corporation ("Zenith")desires to establish a $150,000,000 debtor-in-possession revolving credit facility (the "DIP Facility")and a $150,000,000 exit revolving credit facility (the "Exit Facility"; collectively with the DIP Facility, the "Facilities" and each a "Facility") in connection with that certain case under Chapter 11 of the United States Bankruptcy Code, as more fully described in the Registration Statement on Form S-4 and Schedule 13E-3, as amended, filed by Zenith with the Securities and Exchange Commission (the "Bankruptcy Case"), to be voluntarily commenced by Zenith. You have asked Citicorp North America, Inc. ("CNAI") to commit to provide you with financing commitments for the Facilities.

     CNAI is pleased to inform you of its commitment to provide the entire amount of the Facilities, subject to the terms and conditions described in this letter and the attached Annex I and II(collectively, the "Commitment Letter").

CONDITIONS PRECEDENT
--------------------

The commitment of CNAI hereunder is subject to: (i) Borrower's acceptance of this Commitment Letter by its execution hereof in the space provided below and delivery thereof to CNAI on or before March 31, 1999, (ii) the preparation, execution and delivery of mutually acceptable loan documentation for each Facility, including a credit agreement, incorporating substantially the terms and conditions outlined in this Commitment Letter; (iii) the absence of (A) a material adverse change in the business, condition (financial or otherwise), operations, performance or properties of Zenith since December 31, 1998, and (B) any change in loan syndication, financial or capital market conditions generally that, in the judgment of CNAI or its affiliates, would materially impair syndication of either Facility; (iv) the accuracy and completeness of all representations that you make to us and all information that you furnish to us and your compliance with the terms of this Commitment Letter; (v) the payment in full of all fees, expenses and other amounts payable under this Commitment letter; (vi) a closing of the DIP Facility on or prior to August 31, 1999 and a closing of the Exit Facility on or prior to October 31, 1999; and (vii) satisfaction of the conditions precedent set forth on the attached Annex I and Annex II, including, without limitation, (A) CNAI's receipt of a "prepackaged plan" to be filed contemporaneously with the commencement of the Bankruptcy Case, in form and substance acceptable to CNAI, and (B) evidence satisfactory to CNAI that LGE Electronics Inc.("LGE")has committed to provide a $60,000,000 exit financing facility to Zenith, on terms acceptable to CNAI, to be closed contemporaneously with the closing of the Exit Facility, and evidence that LGE has received the consent of all applicable governmental entities to provide such exit financing facility.

COMMITMENT TERMINATION
----------------------

Zenith Electronics Corporation
March 29, 1999
Page 3


CNAI's commitment set forth in this Commitment Letter will terminate (i) with respect to both Facilities, on August 31, 1999 unless the DIP Facility closes on or before such date, and (ii) with respect to the Exit Facility, on October 31, 1999, unless the Exit Facility closes on or before such date. This Commitment Letter may be terminated (i) by you at your option upon payment of all fees, expenses and other amounts then payable under this Commitment Letter at any time prior to the earlier of (A) the closing of the DIP Facility, and (B) August 31, 1999, or (ii) by CNAI if any event occurs or information has become available that, in its reasonable judgment, results or is likely to result in the failure to satisfy any condition set forth in the immediately preceding paragraph.

SYNDICATION
-----------

CNAI intends to syndicate all or a portion of its commitment under each Facility to one or more other financial institutions that will become parties to such definitive documentation pursuant to a syndication to be managed by Salomon Smith Barney, Inc. ("SSBI")(the financial institutions becoming parties to such definitive documentation being collectively referred to herein as the "Lenders"). You understand that SSBI intends to commence syndication efforts promptly and that it may elect to appoint one or more syndication agents (which may include CNAI or Citibank, N.A.) to direct the syndication efforts on its behalf.

SSBI will act as the syndication agent with respect to the Facilities and will manage all aspects of the syndication in consultation with you, including the timing of all offers to potential Lenders, the acceptance of commitments, and the determination of the amounts offered and the compensation provided.

Zenith Electronics Corporation
March 29, 1999
Page 4


You agree to take all action as SSBI may reasonably request to assist it in forming a syndicate acceptable to it. Your assistance in forming such a syndicate shall include but not be limited to: (i) making senior management and representatives of Zenith and LGE available to participate in information meetings with potential Lenders at such times and places as SSBI may reasonably request; (ii) using your reasonable efforts to ensure that the syndication efforts benefit from your lending relationships; and (iii) providing SSBI with all information reasonably deemed necessary by it to successfully complete the syndication.

To ensure an orderly and effective syndication of each Facility, you agree that until the termination of the syndication (as determined by SSBI), you will not, and will not permit any of your affiliates to, syndicate or issue, attempt to syndicate or issue, announce or authorize the announcement of the syndication or issuance of, or engage in discussions concerning the syndication or issuance of, any debt facility or debt security (including any renewals thereof), without the prior written consent of SSBI; provided, however, the foregoing shall not apply to $60,000,000 exit financing facility to be provided by LGE and referenced above or to any securities to be issued in connection with any confirmed plan of reorganization of Zenith, substantially in the form described in a draft "prepackaged plan" provided to, and in form and substance acceptable to, CNAI.

You agree that CNAI will act as the sole agent bank for the Facilities and that SSBI will act as sole syndication agent for the Facilities and that no additional agents, co-agents or arrangers will be appointed, or other titles conferred, without the consent of SSBI and CNAI. You agree that no Lender will receive any compensation of any kind for its participation in any Facility, except as expressly provided for in Annex I or II.

Zenith Electronics Corporation
March 29, 1999
Page 5


INDEMNIFICATION
---------------

You agree to indemnify and hold harmless CNAI, SSBI, each Lender and each of their affiliates and each of their respective officers, directors, employees, agents, advisors and representatives (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, fees and disbursements of counsel), joint or several, that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or relating to any investigation, litigation or proceeding or the preparation of any defense with respect thereto, arising out of or in connection with or relating to this Commitment Letter or the loan documentation or the transactions contemplated hereby or thereby, or any use made or proposed to be made with the proceeds of any Facility, whether or not such investigation, litigation or proceeding is brought by Zenith, any of its subsidiaries, shareholders, advisors or creditors, an Indemnified Party or any other person, or an Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

You agree that no Indemnified Party shall have any liability (whether direct or indirect, in contract, tort or otherwise) to Zenith or any of its subsidiaries, shareholders, advisors or creditors for or in connection with the transactions contemplated hereby, except to the extent such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

Zenith Electronics Corporation
March 29, 1999
Page 6


COST AND EXPENSES
-----------------

In further consideration of the commitment of CNAI hereunder, and recognizing that in connection herewith CNAI is incurring substantial costs and expenses (including, without limitation, reasonable fees and disbursements of counsel and its syndication agent(s), filing and recording fees and due diligence, syndication, transportation, computer, duplication, messenger, appraisal, audit (including per diem costs of auditors), insurance and consultant costs and expenses), you hereby agree to pay, or reimburse CNAI on demand for, all such reasonable costs and expenses (whether incurred before or after the date hereof), regardless of whether any of the transactions contemplated hereby are consummated. You also agree to pay all reasonable costs and expenses of CNAI (including, without limitation, fees and disbursements of counsel) incurred in connection with the enforcement of any of its rights and remedies hereunder.

CONFIDENTIALITY
---------------

By accepting delivery of this Commitment Letter, you agree that this Commitment Letter is for your confidential use only and that neither is existence nor the terms hereof will be disclosed by you to any person other than your officers, directors, employees, accountants, attorneys and other advisors, and then only on a "need to know" basis in connection with the transactions contemplated hereby and on a confidential basis. Notwithstanding the foregoing, following your acceptance of the provisions hereof and your return of an executed counterpart of this Commitment Letter to us as provided below, together with fifty percent(50%) of the Closing Fee referenced on the attached Annex I,(i) you may make public disclosure of the existence and amount of CNAI's commitment hereunder and of CNAI's identity as agent bank, (ii) you may file a copy of this Commitment Letter in

Zenith Electronics Corporation
March 29, 1999
Page 7


any public record in which it is required by law to be filed, and (iii) you may make such other public disclosures of the terms and conditions hereof as you are required by law, in the opinion of your counsel, to make.

REPRESENTATIONS AND WARRANTIES OF ZENITH
----------------------------------------

You represent and warrant that (i) all information (other than financial projections) that has been or will hereafter be made available to CNAI, any Lender or any potential Lender by you or any of your representatives in connection with the transactions contemplated hereby, taken as a whole, is and will be complete and correct in all material respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements were or are made and (ii) all financial projections, if any, that have been or will be prepared by you and made available to CNAI, any Lender or any potential Lender have been or will be prepared in good faith based upon reasonable assumptions. You agree to supplement the information and projections from time to time so that the representations and warranties contained in this paragraph remain correct.

In issuing this commitment, CNAI is relying on the accuracy of the information furnished to it by or on behalf of Zenith and its affiliates without independent verification thereof.

Zenith Electronics Corporation
March 29, 1999
Page 8


NO THIRD PARTY RELIANCE, ETC.
-----------------------------

The agreements of CNAI hereunder and of any Lender that issues a commitment under any Facility are made solely for the benefit of Zenith and may not be relied upon or enforced by any other person. Please note that those matters that are not covered or made clear herein or in Annex I or Annex II are subject to mutual agreement of the parties. The terms and conditions of this Commitment Letter may be modified only in writing.

GOVERNING LAW, ETC.
-------------------

This Commitment Letter shall be governed by, and construed in accordance with, the laws of the State of New York. This Commitment Letter sets forth the entire agreement between the parties with respect to the matters addressed herein and supersedes all prior communications, written or oral, with respect hereto. This Commitment Letter may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one and the same Commitment Letter. Delivery of an executed counterpart of a signature page to this Commitment Letter by facsimile shall be as effective as delivery of a manually executed counterpart of this Commitment Letter. Your obligations under the paragraphs captioned "Indemnification", "Costs and Expenses" and "Confidentiality" shall survive the expiration or termination of this Commitment Letter.

WAIVER OF JURY TRIAL
--------------------

Each party hereto irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Commitment Letter or the transactions contemplated hereby or the actions of CNAI or SSBI or their

Zenith Electronics Corporation
March 29, 1999
Page 9


respective affiliates in the negotiation, performance or enforcement hereof.

Please indicate your acceptance of the provisions hereof by signing the enclosed copy of this Commitment Letter and returning it, together with fifty percent (50%) of the Closing Fee referenced on the attached Annex I, to Thomas M. Halsch, Vice President, Citicorp North America, Inc., 399 Park Avenue, Sixth Floor, Zone 4, New York, New York 10043 (facsimile: 212-793-1290) at or before 5:00 p.m. (New York City time) on March 31, 1999, the time at which the commitment of CNAI set forth above (if not so accepted prior thereto) will expire. If you elect to deliver this Commitment Letter by facsimile, please arrange for the executed original to follow by next-day courier.

                                   Very truly yours,

                                   CITICORP NORTH AMERICA, INC.

                                   By:_________________
                                   Title: Vice President

Zenith Electronics Corporation
March 29, 1999
Page 10


Accepted and agreed to by
Zenith Electronics Corporation

By:___________________________

Title:________________________

Date: March __, 1999



cc:  Mr. Todd R. Snyder
     Director
     Peter J. Solomon Company
     767 Fifth Avenue
     New York, New York 10153

                                    Annex I


                       Summary of Terms for $150,000,000
                       ---------------------------------
                      Debtor in Possession Financing for
                      ----------------------------------
                        Zenith Electronics Corporation
                        ------------------------------


Borrower:               Zenith Electronics Corporation, as debtor and debtor-in-
--------
                        possession

DIP Lenders:            Any one or more of the Lenders under the Amended and
-----------
                        Restated Credit Agreement dated as of June 29, 1998, as thereafter amended from time to time (the "Original
                        Credit Agreement"), plus any additional lenders reasonably acceptable to Borrower that may from time to time be party to the post-petition financing
                        (collectively, the "DIP Lenders") described below.
                        Capitalized terms used herein which are not otherwise defined or limited herein are as defined in the Original
                        Credit Agreement.

Agent:                  Citicorp North America, Inc.
-----

Amount and
----------
Type of Facility:       The DIP Lenders shall provide Borrower with a revolving
----------------
                        credit facility (the "Post-Petition Financing") providing for extensions of credit in an amount not to exceed $150,000,000 (inclusive of a sub-facility for outstanding letters of credit issued or committed), as may be adjusted from time to time in accordance with the final loan documentation in the form of revolving credit loans and letters of credit. Borrowings will be subject to Post-Petition Borrowing Base calculations described below. Initial, interim advances (the "Interim Post-
                        Petition Financing") under the Post-Petition Financing will be in amounts sufficient to meet Borrower's projected liquidity needs (after taking into consideration use of cash collateral if required) prior to a final hearing before the Bankruptcy Court with respect to the Post-Petition Financing, and in no event shall the Interim Advances plus the principal amount outstanding (including letters of credit) under the Original Credit Agreement exceed the Post Petition
                        Borrowing Base. The Interim Post-Petition Financing shall be made available upon entry by the Bankruptcy
                        Court of an order

                    ("Interim Order") authorizing Borrower to obtain interim financing and incur post-petition indebtedness as agreed herein. Hereinafter, the terms "Post-Petition Financing" and "Interim Post-Petition Financing" shall be collectively referred to as the "DIP Facility."

Term:               The earlier of (i) the six-month anniversary of the closing
----
                    date of the DIP Facility, (ii) confirmation of a plan of reorganization acceptable to Agent, (iii) acceleration following the occurrence of an Event of Default (as defined below), or (iv) the date of the closing of the sale of all or substantially all of Borrower's assets (other than as described in the Disclosure Statement and Prospectus prepared by Borrower in connection with the Prepackaged Plan
                    (as defined below), and in form and substance acceptable to Agent (collectively, the "Disclosure Statement"). The earliest of such dates is hereinafter referred to as the "Termination Date".

Advances and
------------
Use of Proceeds:    Borrower may draw upon the DIP Facility and apply proceeds
---------------
                    only for the following uses and in accordance with the following Post-Petition Borrowing Base (as defined below) calculation:

                    (a)  Use of Proceeds:  The proceeds of the Interim Post-
                         ---------------
                    Petition Financing, along with use of cash collateral, shall be used to maintain liquidity and operations of Borrower in the early stages of any Chapter 11 filing and, if allowed, to repay amounts outstanding and owing under the Original Credit Agreement. The proceeds of the initial revolving loans following the entry of the Final Order shall be used by Borrower to repay all amounts then owing, if any, under the Original Credit Agreement. The proceeds of all revolving loans under the DIP Facility thereafter shall be used for working capital in the ordinary course of business of Borrower. The proceeds of the DIP Facility shall not be used for Capital Expenditures or acquisitions not in the ordinary course of business, other than necessary Capital Expenditures within a budget to be agreed between Borrower and Agent.

                    (b)  Post-Petition Borrowing Base:  Advances under the DIP
                         ----------------------------
                    Facility shall not exceed the lesser of (the "Post-Petition Borrowing Base") (A) $150,000,000 or (B) the sum of (i) up to 60% of the Value of Eligible Finished Goods VCR Inventory plus up to 60% of the Value of

                    Eligible Finished Goods TV and Other Inventory plus up to 35% of the Value of Eligible Picture Tube Inventory, plus
                                                                         ----
                    (ii) up to 80% of the face value of all Eligible Accounts plus (iii) the lesser of (x) 65% of the value of the Tuning
                    ----
                    Patents, and (y) $29,500,000 (the "Advance Amount"); provided, however, commencing March 30, 1999, and on the last day of each calendar quarter thereafter, such Advance Amount shall be reduced by $2,250,000; and provided further, however, if Agent receives an acceptable appraisal of the Tuning Patents valuing the Tuning Patents in an amount of not less than $60,000,000 as of the closing date, such reduction in the Advance Amount shall be deferred for a period of one year (the "Deferral Period") and the amount of the quarterly reduction in the Advance Amount after the Deferral Period will be as agreed to by Agent and Borrower, plus (iv) up to 50% of the face value of all eligible trade
                    ----
                    letters of credit, plus (v) up to $5,000,000 in Agent's sole
                                       ----
                    discretion, based upon the appraised value of Borrower's domestic property, plant and equipment, provided, that the amount available under this item (v) shall be reduced by the Net Cash Proceeds received by Borrower upon the sale or disposal of any such property, plant or equipment from time to time, less (vi) such reserves in existence under the
                             ----
                    Original Credit Agreement and such other reserves as Agent may deem necessary. Borrower will provide to Agent on a weekly basis, a certificate (the "Borrowing Base Certificate") setting forth the Post-Petition Borrowing Base on the date of such certificate and the arithmetical calculations used in determining such Post-Petition Borrowing Base, and which includes a summary of third party invoices relating thereto, which summary shall be in form and substance reasonably satisfactory to Agent.

Interest:           Interest to be paid monthly for Base Rate advances and at
--------
                    interest period maturity for Eurodollar Advances, accruing at a per annum floating rate of interest equal (a) to the sum of (i) the Base Rate, as in effect from time to time, plus (ii) 1.75% or (b) to the sum of (i) the Eurodollar
                    Rate, as in effect from time to time, plus (ii) 2.75%.
                    Eurodollar advances will be available for interest periods of one month or three months duration. Effective immediately upon the occurrence of an Event of Default (as hereinafter defined), and until such Event of Default is waived in writing by the Majority DIP Lenders, interest shall accrue at a rate of interest which is 2% per annum in excess of the rate specified above. Interest will be computed on a 360-day basis. For purposes of this term sheet, "Majority DIP Lenders" shall correspond to the meaning of the term "Majority Lenders" as defined in the Original Credit Agreement. Additionally, Agent shall be entitled, after consultation with Borrower and prior to the closing of the DIP Facility, to change the interest rate and structure of the DIP Facility if Agent determines that such changes are reasonable and advisable to ensure a successful syndication of the DIP Facility.

Mandatory Repayments:    Principal payments shall be made by Borrower under the
--------------------
                         DIP Facility such that the aggregate principal amount outstanding thereunder does not exceed the lesser of
                         (a) the Post-Petition Borrowing Base, as calculated from time to time, or (b) the commitment amount as the case may be.

                         Upon the sale of any assets (other than sales of Inventory in the ordinary course of its business and sales of assets leased to Borrower in connection with the Salomon Lease Transaction (the "Salomon Assets")) or the issuance of any post-petition debt or equity (other than in connection with any confirmed plan of reorganization of Borrower), one hundred percent (100%) of the Net Cash Proceeds received by Borrower from such issuance or sale shall on the date of receipt thereof by Borrower be used to repay principal outstanding under the DIP Facility. Upon the sale of the Salomon Assets, one hundred percent (100%) of the Net Cash Proceeds received by Borrower from such sale shall on the date of receipt thereof by Borrower be used to repay the Subrogation Obligations. Repayments of the Net Cash Proceeds from asset sales will not reduce the DIP Facility commitment.

                         All principal will be due and payable in full on the Termination Date.

Collateral Security:     The DIP Facility including accrued interest, and
-------------------
                         reasonable costs and expenses, shall be secured, subject to the Carveout and the Permitted Liens (each as hereinafter defined), in accordance with Section
                         364(c) of the Bankruptcy Code by "super-priority" liens on and security interests in all property and interests, real and personal, tangible and intangible, of Borrower, whether now owned or hereafter acquired, all products and proceeds thereof, and accessions thereto, including, without limitation, all inventory, accounts receivable, intellectual property, cash and interests in real property. Additionally, the DIP

                    Facility including accrued interest, and reasonable costs and expenses, shall be secured, subject to the Carveout and the Permitted Liens, by first priority liens on and security interests in all after-acquired property of Borrower. All such collateral is hereinafter referred to collectively as the "Post-Petition Collateral." Additionally, the DIP Facility will be guaranteed by the Material Subsidiaries.

Priority:           To the extent that Post-Petition Collateral is insufficient
--------
                    to satisfy all obligations under the DIP Facility on the Termination Date, the DIP Facility including all accrued interest, and reasonable costs and expenses shall constitute, in accordance with Section 364(c)(1) of the Bankruptcy Code, a claim having priority over any or all administrative expenses of the kind specified in, among other sections, Sections 105, 326, 330, 331, 503(b), 506(c),
                    507(a), 507(b) and 726 of the Bankruptcy Code but subject and subordinate to (i) in the event that an Event of Default has occurred and is continuing, the payment of allowed professional fees and disbursements incurred by Borrower or any statutory committee appointed in the case in an aggregate amount not in excess of $1,000,000 at any time
                    (the "Cap"); and (ii) the payment of fees pursuant to 28
                    U.S.C. (S) 1930 (collectively, the "Carveout"). Borrower shall be permitted to pay, as the same may become due and payable (i) administrative expenses of the kind specified in
                    Section 503(b) of the Bankruptcy Code incurred in the ordinary course of business of Borrower and (ii) compensation and reimbursement of expenses to professionals allowed and payable under Sections 330 and 331 of the Bankruptcy Code, and, the payment of such compensation and reimbursement of expenses to professionals, prior to the occurrence of an Event of Default, shall not reduce the Cap.
                    "Permitted Liens" shall mean post-petition liens (i) for current taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings (and in respect of which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP), (ii) arising in the ordinary course of business to secure statutory obligations or similar obligations, (iii) in connection with the acquisition of property after the date hereof, and attaching only to the property being acquired, provided that the indebtedness secured by such liens may not exceed
                    $1,000,000 in the aggregate, and (iv) arising in the ordinary course of business which do not materially detract from the value or interfere with the use of properties of Borrower or otherwise materially impair the business or operations of Borrower, provided that the indebtedness secured by such liens may not exceed $500,000 in the aggregate. Additionally, LGE shall be permitted to retain, to the extent permitted by the Bankruptcy Court, its subordinated liens on the assets of Borrower and its subsidiaries as currently permitted by the Original Credit Agreement.

Adequate Protection
-------------------
Claim:                   To the extent cash collateral use under the Original
-----
                         Credit Agreement is necessary and is allowed, as adequate protection the Lenders under the Original
                         Credit Agreement (the "Pre-Petition Lenders") shall have, in accordance with Section 364(c)(1) of the Bankruptcy Code, a claim having priority over any or all administrative expenses of the kind specified in, among other sections, Sections 105, 326, 330, 331,
                         503(b), 506(c), 507(a), 507(b) and 726 of the
                         Bankruptcy Code, except allowed claims paid under the Carveout, subject, however, to the super-priority claims of the DIP Lenders described herein and in the final loan documentation.

Documentation and
-----------------
Covenants:               The agreement evidencing the DIP Facility will be
---------
                         treated as a new credit agreement incorporating representations and warranties, events of default, conditions precedent and covenants (affirmative, negative and financial), in each case that is standard in debtor-in-possession financing agreements and consistent with Borrower's rights and obligations as a debtor-in-possession, including, but not limited to the following:

          Conditions Precedent:
          --------------------

                         . Entry of an Interim Order as to extensions of credit under Interim Post-Petition Financing and allowance of use of cash collateral (if cash collateral use is required), and entry of an order of the Bankruptcy Court (the "Final Order") as to the Post-Petition Financing authorizing and approving the DIP Facility and relevant agreements in form and substance reasonably acceptable to Agent.

                         . Payment of all reasonable fees and expenses owing to Agent and the DIP Lenders in connection with the DIP Facility.

                         . Execution by Borrower of all documentation with respect to the DIP Facility, and delivery of all appropriate and customary opinions of counsel relating thereto, reasonably satisfactory in all respects to Agent and its attorneys.

                         . Implementation of a cash management system reasonably satisfactory to Agent, which shall include, among other things, a daily cash sweep of local deposits into concentration accounts and further into a cash collateral account at a specified bank.

                         . Reasonable approval by Agent of all "first day" orders, including, without limitation any orders concerning the payment of trade vendors, employees, etc.

                         . Completion of satisfactory due diligence by Agent regarding all collateral which shall include, among other things, evidence the Tuning Patents and License Agreements are in full force and effect and not the subject of any pending or threatened litigation (other than the Funai Litigation to the extent there has been no judgment, order or other decision entered in the Funai Litigation which is materially adverse to Borrower, and to the extent there is no reasonable likelihood of the entry of such order, judgment or decision in the reasonable determination of Agent).

                         . Receipt of appraisals reasonably acceptable to Agent of the Tuning Patents and Borrower's domestic property, plant, and equipment.

                         . Receipt of evidence satisfactory to Agent of LGE's commitment to provide future financial support to Borrower and evidence that LGE has received the approval of the Korean Ministry of Finance and all other applicable governmental entities necessary to provide such financial support.

                         . Receipt of management's projections and business plan for the succeeding twelve month period from closing, on a month by month basis.

                         . Receipt of a "Prepackaged Plan" in form and substance satisfactory to Agent filed contemporaneously with initiating the Chapter 11 case (the "Prepackaged Plan").

                         . Receipt of Borrower's plan to become Year 2000 compliant, in form and substance reasonably satisfactory to Agent.

                         . Other conditions precedent of the type contained in the Original Credit Agreement.

          Conditions to Each Borrowing Under the
          --------------------------------------
          Facility:
          --------

                         There shall exist no Event of Default (or event which would constitute an Event of Default with the giving of notice or lapse of time) under any of the loan documents entered into in connection with the DIP Facility and the representations and warranties stated in such documents shall be true and correct in all material respects.

          Affirmative Covenants:
          ---------------------

                         . Borrower shall maintain all bank accounts with depositories which have entered into agreements reasonably satisfactory to Agent, acknowledging Agent's and the DIP Lenders' security interest therein, as appropriate, and waiving any rights of setoff.

                         .    Financial reporting compliance certificates.

                         .    Maintenance and insurance of assets.

                         .    Maintenance of material supplier agreements.

                         .    Inspection of records and properties.

                         .    Compliance with ERISA.

                         . Payment of state, Federal and local taxes and compliance with laws.

                         . Notices of litigation, default and other information.

                         .    Copies of business plans.

                    . Other affirmative covenants of the type contained in the Original Credit Agreement to the extent customary in debtor-in-possession financing agreements.

          Negative Covenants:
          ------------------

                    . Restriction on sales of assets other than sales of inventory in the ordinary course of business, sales of assets contemplated by the Disclosure Statement and sales of obsolete equipment in an amount agreed to by Agent and Borrower.

                    . Restriction on investment and leases outside the ordinary course of Borrower's business.

                    . Restriction on mergers, acquisitions and consolidations.

                    . Limitations on post-petition Liens and encumbrances other than the Permitted Liens.

                    . Restriction on post-petition indebtedness (including guarantees) other than that incurred in the ordinary course of Borrower's business.

                    . Prohibition against cash distributions, dividends, or repayment of subordinated debt or intercompany debt for borrowed money (excluding required payments of interest to the extent allowed by the Bankruptcy Court and repayment of the Subrogation Obligations with the Net Cash Proceeds received from sales of the Salomon Assets), or issuance of Capital Stock.

                    . Restriction on affiliate and shareholder transactions outside the ordinary course of Borrower's business.

                    . Other negative covenants of the type contained in the Original Credit Agreement to the extent customary in debtor-in-possession financing agreements.

          Financial Covenants:
          -------------------

                    .    Financial covenants agreed to by Agent and Borrower.

          Representations and Warranties
          ------------------------------

                         . Representations and Warranties of the type contained in the Original Credit Agreement.

          Events of Default:  The following, among other things, shall be deemed
          -----------------
                              "Events of Default":

                         . Borrower's Chapter 11 case shall be converted to a case under Chapter 7 of the Bankruptcy Code.

                         .    Borrower's Chapter 11 case shall be dismissed.

                         . Filing of a proposed plan of reorganization by Borrower or any other party-in-interest which does not provide for the payment in full of Borrower's obligations outstanding under the DIP Facility as of the effective date of such plan.

                         . Entry of a final order confirming a plan of reorganization that does not require repayment of the DIP Facility as of the effective date of the plan.

                         . Appointment in Borrower's Chapter 11 case of a trustee under Section 1104 of the Bankruptcy Code.

                         . Appointment in Borrower's Chapter 11 case of an examiner with enlarged powers (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code.

                         . Entry of a final order amending, supplementing, staying, vacating or otherwise modifying the DIP Facility or the interim or final order approving the DIP Facility without all of the DIP Lenders' written consent.

                         . Any attempt by Borrower or any other party-in-interest to invalidate, reduce or otherwise impair Agent's or any of the DIP Lenders' pre- or post-petition claims, or to subject the DIP Lenders' collateral to assessment pursuant to Section 506(c) of the Bankruptcy Code.

                         . Any payment on, or application for authority to pay, any prepetition claim, other than those of trade creditors, employees (or paid for their benefit), taxing authorities, creditors under leases or executory contracts assumed by Borrower, customers for refunds, exchanges and rebates in the ordinary course of business and other than those required to be paid with the DIP Facility pursuant to the terms of the DIP Facility, without the Majority DIP Lenders' prior written consent.

                    . A final order is entered granting any creditor relief from the automatic stay which has a material impact on the DIP Lenders.

                    . Failure to make the payments under the DIP Facility when due.

                    . Failure to pay any undisputed, material post-petition taxes or indebtedness.

                    . Breach of any covenant of the DIP Facility, subject to any grace period to be negotiated.

                    . Any representation or warranty which is incorrect or misleading when made.

                    . Any Change of Control shall occur (to be defined as agreed to by Agent and Borrower).

                    . Any material adverse change in the financial condition or result of operations of Borrower occurs.

                    . Other Events of Default of the type contained in the Original Credit Agreement to the extent customary in debtor-in-possession financing agreements.

Termination:        Upon the occurrence and continuation of an Event of Default,
-----------
                    Agent shall at the request, or may with the consent, of the Majority DIP Lenders, (1) terminate the DIP Facility whereupon the DIP Lenders shall have no obligation to provide any further funds, and (2) declare the obligations in respect of the DIP Facility to be immediately due and payable.

Remedies:           Upon the occurrence and continuation of an Event of Default,
--------
                    Agent, on behalf of the DIP Lenders, shall have customary rights and remedies in respect of the DIP

                         Facility and the Post-Petition Collateral, without further resort to the Bankruptcy Court, including, without limitation, the right to seek appointment of a trustee in the Chapter 11 case or to seek appointment of a receiver under applicable non-bankruptcy law. Nothing herein contained shall impose any limitation on Agent's right, on its or the DIP Lenders' behalf, or Borrower's right to request the Bankruptcy Court to grant such remedies as it deems appropriate.

Waivers and
-----------
Amendments:              100% DIP Lender approval required only to approve any
----------
                         decrease in interest rate, decrease in fees payable to DIP Lenders, increase of commitments, extensions of any amortization or maturity, material releases of collateral, or change in voting requirements.
                         Amendments or waivers with respect to other matters will require the written consent of the Majority DIP
                         Lenders. Other amendment and waiver requirements will be of the type contained in the Original Credit
                         Agreement.

Collateral Management
---------------------
Fee:                     An annual fee of $125,000 payable in advance at
---
                         closing to Agent for purposes of monitoring and managing the collateral for the DIP Facility.

Commitment Fee:          One-half of one percent (0.5%) per annum of the unused
--------------
                         DIP Facility commitment, payable monthly in arrears to be shared among the participating DIP Lenders pro rata according to their respective shares of such commitment. Additionally, during the period commencing upon Borrower's acceptance of a DIP Facility commitment issued by Agent and until the closing of the DIP
                         Facility, Borrower shall pay a Commitment Fee of one-half of one percent (0.5%) per annum on the amount of $25,000,000 (representing the difference between the DIP Facility commitment and the Original Credit
                         Agreement commitment).

Letter of Credit Fee:    Two and one-half percent (2.50%) per annum on the
--------------------
                         stated amount of outstanding Letters of Credit will be paid to the Lenders and one-quarter of one percent
                         (.25%) per annum on the stated amount of Letters of Credit will be paid to the Issuing Bank.

Closing Fee:             One and three-quarters percent (1.75%) of the total DIP
-----------
                         Facility commitment, payable to Agent as follows: (a) fifty percent (50%) upon Borrower's acceptance of a commitment letter issued by Agent; and (b) fifty percent (50%) upon closing of the DIP Facility and entering of the Interim Order.

Expenses:           Borrower shall pay (i) all reasonable costs and expenses of
--------
                    Agent (including all reasonable fees and expenses of attorneys and other professionals engaged by Agent relating to the DIP Facility and the syndication and administration of the DIP Facility, including, without limitation, all reasonable costs of due diligence, consultation, travel, appraisal, audit, collection, search, filing, title insurance, and recording fees, whether or not the DIP
                    Facility is consummated), and (ii) all reasonable costs and expenses, including reasonable professional fees and disbursements of the DIP Lenders and Agent in connection with the collection of the DIP Facility obligations or the enforcement of their rights thereunder.

Indemnification:    Borrower will indemnify Agent and the DIP Lenders against
---------------
                    all losses, liabilities, claims, damages and expenses relating to the DIP Facility (other than those resulting solely from a claim or action brought by one DIP Lender against another DIP Lender and unrelated to acts of Borrower) and Borrower's use thereof, including, without limitation, reasonable attorneys' fees and settlement costs, excepting only those determined by a final non-appealable judgment of a court of competent jurisdiction to have been caused by the gross negligence or wilful misconduct of Agent or the DIP Lenders as determined by a final non-appealable judgment of a court of competent jurisdiction.

Governing Law:      The documentation relating to the DIP Facility shall be
-------------
                    governed by the laws of the State of New York without giving effect to the conflict of laws principals thereof.

Yield Protection:   Standard yield protection (including compliance with risk-
----------------
                    based capital guidelines), increased costs, payments free and clear of withholding taxes and interest period breakage indemnities, Eurodollar illegality and similar provisions.

Miscellaneous:      Waiver of Jury Trial
-------------

                                   Annex II



                       Summary of Terms for $150,000,000
                       ---------------------------------
                              Exit Financing for
                              ------------------
                        Zenith Electronics Corporation
                        ------------------------------



Borrower:           Zenith Electronics Corporation
--------

Lenders:            Any one or more of the Lenders under the Amended and
-------
                    Restated Credit Agreement dated as of June 29, 1998, as thereafter amended from time to time (the "Original Credit
                    Agreement"), plus any additional lenders reasonably acceptable to Borrower and Agent that may from time to time be party to Borrower's debtor-in-possession credit facility
                    (the "Debtor-In-Possession Credit Agreement") or the financing (collectively, the "Lenders") described below.
                    Capitalized terms used herein which are not otherwise defined or limited herein are as defined in the Original
                    Credit Agreement.

Agent:              Citicorp North America, Inc.
-----

Amount and
----------
Type of Facility:   The Lenders shall provide Borrower with a revolving credit
----------------
                    facility (the "Facility") providing for extensions of credit in an amount not to exceed $150,000,000 (inclusive of a sub-facility for outstanding letters of credit issued or committed), as may be adjusted from time to time in accordance with the final loan documentation in the form of revolving credit loans and letters of credit. Borrowings will be subject to Borrowing Base calculations described below.

Term:               The earlier of (i) the three-year anniversary of the closing
----
                    date of the Facility, or (ii) acceleration following the occurrence of an Event of Default (as defined below). The earliest of such dates is hereinafter referred to as the "Termination Date".

Advances and
------------
Use of Proceeds:    Borrower may draw upon the Facility and apply proceeds only
---------------
                    for the following uses and in accordance with the following
                    Borrowing Base (as defined below) calculation:

                    (a)  Use of Proceeds:   The proceeds of the initial
                         ---------------
                    revolving loans shall be used by Borrower to repay all amounts owing under the Debtor-In-Possession Credit Agreement. The proceeds of all revolving loans under the Facility thereafter shall be used to fund Borrower's plan of reorganization and for working capital in the ordinary course of business of Borrower. The proceeds of the Facility shall not be used for Capital Expenditures or acquisitions not in the ordinary course of business, other than necessary Capital Expenditures within a budget to be agreed between Borrower and Agent.

                    (b)  Borrowing Base:  Advances under the  Facility shall not
                         --------------
                    exceed the lesser of (the "Borrowing Base") (A) $150,000,000 or (B) the sum of (i) up to 60% of the Value of Eligible Finished Goods VCR Inventory plus up to 60% of the Value of Eligible Finished Goods TV and Other Inventory, plus (ii)
                                                                    ----
                    80% of the face value of all Eligible Accounts, plus (iii)
                                                                    ----
                    the lesser of (x) 65% of the value of the Tuning Patents, and (y) $29,500,000 (the "Advance Amount"); provided, however, upon the later of March 30, 1999 or the expiration of the Deferral Period (as defined in the preceding Annex
                    I), and on the last day of each calendar quarter thereafter, such Advance Amount shall be reduced by $2,250,000 (or such amount as may have been agreed to by Agent and Borrower in connection with the Debtor-in-Possession Credit Agreement to be the Advance Amount quarterly reduction after the expiration of the Deferral Period), plus (iv) up to 50% of
                                                        ----
                    the face value of all eligible trade letters of credit, plus
                                                                            ----
                    (v) up to $5,000,000 in Agent's sole discretion, based upon the appraised value of Borrower's domestic property, plant and equipment, provided, that the amount available under this item (v) shall be reduced by the Net Cash Proceeds received by Borrower upon the sale or disposal of any such
                    property, plant or equipment from time to time,   less (vi)
                                                                      ----
                    such reserves in existence under the Original Credit Agreement and such other reserves as Agent may deem necessary. Borrower will provide to Agent on a weekly basis, on each day Borrower requests an advance and as a condition precedent to any advance, a certificate (the "Borrowing Base Certificate") setting forth the Borrowing Base on the date of such certificate and the arithmetical calculations used in determining such Borrowing Base, and which includes a summary of third party invoices relating thereto, which summary shall be in form and substance reasonably satisfactory to Agent.

Interest:                Interest to be paid monthly for Base Rate advances and
--------
                         at the earlier of interest period maturity or every 90 days for Eurodollar advances, accruing at a per annum floating rate of interest equal (a) to the sum of (i) the Base Rate, as in effect from time to time, plus
                         (ii) 2.00% or (b) to the sum of (i) the Eurodollar
                         Rate, as in effect from time to time, plus (ii) 3.00%, subject to a grid based on performance levels to be determined by Agent and Borrower. Eurodollar advances will be available for interest periods of one, two, three or six months duration or, if available, nine or twelve months duration, at the option of Borrower.
                         Effective immediately upon the occurrence of an Event of Default (as hereinafter defined), and until such Event of Default is waived in writing by the Majority
                         Lenders, interest shall accrue at a rate of interest which is 2% per annum in excess of the rate specified above. Interest will be computed on a 360-day basis.
                         Additionally, Agent shall be entitled, after consultation with Borrower and prior to the closing of the Facility, to change the interest rate and structure of the Facility if Agent determines that such changes are reasonable and advisable to ensure a successful syndication of the Facility.

Mandatory Repayments:    Principal payments shall be made by Borrower under the
--------------------
                         Facility such that the aggregate principal amount outstanding thereunder does not exceed the lesser of
                         (a) the Borrowing Base, as calculated from time to time, or (b) the commitment amount as the case may be.

                         Upon the sale of any assets (other than the HDTV Patents, the sale of inventory in the ordinary course of business, the sale of assets leased to Borrower in connection with the Salomon Lease Transaction (the "Salomon Assets"), the Excluded Assets (as defined below) and the transfer of assets required by Borrower's confirmed plan of reorganization), or the issuance of any debt or equity, one hundred percent (100%) of the Net Cash Proceeds received by Borrower from such issuance or sale shall on the date of receipt thereof by Borrower be used to repay principal due under the Facility. Upon the sale of any HDTV Patents, the Net Cash Proceeds received by Borrower from such sale shall on the date of receipt thereof by Borrower be used to repay indebtedness and permanently reduce the commitment under the LGE Credit Facility. Upon the sale of the Salomon Assets, the Net Cash Proceeds received by Borrower from such sale shall on the date of receipt thereof by Borrower be used to repay the LGE New Restructured Senior Note (as defined in the Disclosure Statement and Prospectus prepared by Borrower in connection with its prepackaged bankruptcy plan and in form and substance acceptable to Agent (the "Disclosure Statement")). Repayments of the Net Cash Proceeds from asset sales will not reduce the Facility commitment.

                         All principal will be due and payable in full on the Termination Date.

Collateral Security:     The Facility including accrued interest, and reasonable
-------------------
                         costs and expenses, shall be secured, subject to Permitted Liens (as hereinafter defined), by first priority liens on and security interests in all property and interests, real and personal, tangible and intangible, of Borrower and its Subsidiaries (other than certain fixed assets determined prior to closing to be sold by Borrower and acceptable to Agent (the
                         "Excluded Assets")), whether now owned or hereafter acquired, all products and proceeds thereof, and accessions thereto, including, without limitation, all inventory, accounts receivable, intellectual property, cash and interests in real property. All such collateral is hereinafter referred to collectively as the "Collateral." "Permitted Liens" shall mean liens
                         (i) for current taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings
                         (and in respect of which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP), (ii) arising in the ordinary course of business to secure statutory obligations or similar obligations, (iii) in connection with the acquisition of property after the date hereof, and attaching only to the property being acquired, provided that the indebtedness secured by such liens may not exceed $1,000,000 in the aggregate, (iv) arising in the ordinary course of business which do not materially detract from the value or interfere with the use of properties of Borrower or otherwise materially impair the business or operations of Borrower, provided that the indebtedness secured by such liens may not exceed
                         $500,000 in the aggregate, (v) of LGE securing the LGE
                         Credit Facility on the stock of Borrower's subsidiaries and on equipment, real estate and intellectual property
                         (other than the Tuning Patents and the HDTV Patents) of Borrower and its subsidiaries, provided such liens are at all times junior and subordinate to the liens of Agent on such assets, (vi) of LGE securing the LGE
                         Credit Facility on the HDTV Patents which will be prior in right to the lien of Agent on the HDTV Patents, and
                         (vii) of LGE securing the LGE New Restructured Senior
                         Note on the Salomon Assets. Additionally, the Facility will be guaranteed by the Material Subsidiaries and LGE will execute a "No Set-Off Letter" in favor of the Borrower and the Lenders in form and substance substantially similar to the one currently in place.

Documentation and
-----------------
Covenants:               The agreement evidencing the Facility will be treated
----------
                         as a new credit agreement incorporating representations and warranties, events of default, conditions precedent and covenants (affirmative, negative and financial), in each case that is acceptable to Agent (and containing appropriate baskets and carve-outs acceptable to Agent), including, but not limited to the following:

Conditions Precedent:
--------------------

                         . Receipt of evidence of the entry of a final Confirmation Order approving Borrower's plan of reorganization and disclosure statement, and satisfaction of all other conditions to the confirmation of such plan of reorganization, which plan of reorganization (including the treatment of LGE's claims thereunder), disclosure statement and confirmation order shall be in form and substance reasonably acceptable to Agent.

                         . Payment of all reasonable fees and expenses owing to Agent and the Lenders in connection with the Facility.

                         . Execution by Borrower of all documentation with respect to the Facility, and delivery of all appropriate and customary opinions of counsel relating thereto, reasonably satisfactory in all respects to Agent and its attorneys.

                         . Implementation of a cash management system reasonably satisfactory to Agent, which shall include, among other things, weekly financial and performance reports, a daily cash sweep of local deposits into concentration accounts at a specified bank and further into a cash collateral account at the specified bank.

                         . Completion of satisfactory due diligence by Agent regarding all collateral which shall include, among other things, evidence the Tuning Patents and License Agreements are in full force and effect and not the subject of any pending or threatened litigation (other than the Funai Litigation to the extent there has been no judgment, order or other decision entered in the Funai Litigation which is materially adverse to Borrower, and to the extent there is no reasonable likelihood of the entry of such order, judgment or decision in the reasonable determination of Agent).

                         . Receipt of evidence satisfactory to Agent of LGE's commitment to provide a revolving credit facility to Borrower in a principal amount of not less than $60,000,000 (which principal amount may be increased to up to $80,000,000 at any time in LGE's discretion) secured by the liens described in clauses (v) and (vi) of the definition of "Permitted Liens" set forth herein (the "LGE Credit Facility") and evidence that LGE has received the approval of the Korean Ministry of Finance and all other applicable governmental entities necessary to provide such credit facility.

                         . Receipt of management's projections and business plan for the succeeding twelve month period from closing, on a month by month basis.

                         . Receipt of evidence that LGE owns at least ninety percent of the outstanding common stock of Borrower.

                         . Receipt of Borrower's plan to become Year 2000 compliant, in form and substance reasonably satisfactory to Agent.

                         . Citicorp North America, Inc. shall have arranged, and acted as Agent under, the Debtor-In-Possession Credit Agreement.

                         . Evidence satisfactory to Agent that all obligations of Borrower under the Debtor-In-Possession Credit

                         Agreement will be paid in full with the proceeds of the initial advance under the Facility.

                      . Receipt of appraisals reasonably acceptable to Agent of Borrower's domestic property, plant and equipment to be retained by Borrower pursuant to Borrower's confirmed plan of reorganization.

                      . Other conditions precedent of the type contained in the Original Credit Agreement.

Conditions to Each Borrowing Under the
--------------------------------------
Facility:
--------

                      There shall exist no Event of Default (or event which would constitute an Event of Default with the giving of notice or lapse of time) under any of the loan documents entered into in connection with the Facility and the representations and warranties stated in such documents shall be true and correct in all material respects.

Affirmative Covenants:
---------------------

                      . Borrower shall maintain all bank accounts with depositories which have entered into agreements reasonably satisfactory to Agent, acknowledging Agent's and the Lenders' security interest therein, as appropriate, and waiving any rights of setoff.

                      .  Financial reporting compliance certificates.

                      .  Maintenance and insurance of assets.

                      .  Maintenance of material supplier agreements.

                      .  Inspection of records and properties.

                      .  Compliance with ERISA.

                      . Payment of state, Federal and local taxes and compliance with laws.

                      .  Notices of litigation, default and other information.

                      .  Copies of business plans.

                      . Other affirmative covenants of the type contained in the Original Credit Agreement.

Negative Covenants:
------------------

                      . Restriction on sales of assets other than sales of inventory in the ordinary course of business, sales of the Excluded Assets and sales or transfers of assets as required by Borrower's confirmed plan of reorganization or the Disclosure Statement.

                      . Restriction on investment and leases outside the ordinary course of Borrower's business.

                      . Restriction on mergers, acquisitions and consolidations.

                      . Limitations on Liens and encumbrances other than the Permitted Liens.

                      . Restriction on indebtedness (including guarantees) other than the LGE Credit Facility and the guaranty of Borrower's subsidiaries thereof, indebtedness incurred in the ordinary course of Borrower's business and indebtedness set forth in Borrower's plan of reorganization.

                      . Prohibition against cash distributions, dividends, or repayment of subordinated debt (except to the extent permitted by the terms of any applicable subordination agreement) or intercompany debt for borrowed money (excluding required payments of interest, the repayment of the LGE New Restructured Senior Note with the Net Cash Proceeds received from sales of the Salomon Assets and, prior to the occurrence of an Event of Default, payments on the LGE Credit Facility), or issuance of Capital Stock.

                      . Restriction on affiliate and shareholder transactions outside the ordinary course of Borrower's business.

                      . Other negative covenants of the type contained in the Original Credit Agreement.

Financial Covenants:
-------------------

                      .  Financial covenants agreed to by Agent and Borrower.

Representations and Warranties:
------------------------------

                      . Representations and Warranties of the type contained in the Original Credit Agreement.

Events of Default:       The following, among other things, shall be deemed
-----------------
                         "Events of Default":

                      . Failure to make the payments under the Facility when due.

                      . Failure to pay any undisputed, material taxes or other indebtedness.

                      . Breach of any covenant of the Facility, subject to any grace period to be negotiated.

                      . Any representation or warranty which is incorrect or misleading when made.

                      . Any Change of Control shall occur (to be defined as agreed to by Agent and Borrower).

                      . Any material adverse change in the financial condition or result of operations of Borrower occurs.

                      . Bankruptcy, dissolution or similar event for Borrower, LGE or any Material Subsidiary.

                      . Other Events of Default of the type contained in the Original Credit Agreement.

Termination:          Upon the occurrence and continuation of an Event of
-----------
                      Default beyond any applicable grace periods, Agent shall at the request, or may with the consent, of the Majority
                      Lenders, (1) terminate the Facility whereupon the Lenders shall have no obligation to provide any further funds, and
                      (2) declare the obligations in respect of the Facility to be immediately due and payable.

Remedies:             Upon the occurrence and continuation of an Event of
--------
                      Default, Agent, on behalf of the Lenders, shall have customary rights and remedies in respect of the Facility and the Collateral, including, without limitation, the right to seek appointment of a receiver under applicable law.

Assignment and
--------------
Participations:       Any Lender may at any time make assignments with
--------------
                      Agent's consent and, if no Event of Default then exists, Borrower's consent (which consents shall not be unreasonably withheld) or participations of up to 100% of its commitment under the Facility to any other Lender or a new Lender in minimum amounts of $5,000,000.

Majority Lenders:     51%; 100% bank approval required only to approve any
----------------
                      decrease in interest rates, decrease in fees payable to Lenders, increase of commitments, extensions of any amortization or maturity, material releases of collateral, or change in voting requirements.

Collateral Management
---------------------
Fee:                  An annual fee of $125,000 payable in advance to Agent for
---
                      purposes of monitoring and managing the collateral for the Facility.

Commitment Fee:       One-half of one percent (0.5%) per annum of the unused
--------------
                      Facility commitment, payable monthly in arrears to be shared among the participating Lenders pro rata according to their respective shares of such commitment.

Letter of Credit Fee: Two and three-quarters percent (2.75%) per annum (also
--------------------
                      based on a grid) on the stated amount of outstanding Letters of Credit will be paid to the Lenders and one-quarter of one percent (.25%) per annum on the stated amount of Letters of Credit will be paid to the Issuing Bank.

Expenses:             Borrower shall pay (i) all reasonable costs and expenses
--------
                      of Agent (including all reasonable fees and expenses of attorneys and other professionals engaged by Agent relating to the Facility and the syndication and administration of the Facility, including, without limitation, all reasonable costs of due diligence, consultation, travel, appraisal, audit, collection, search, filing, title insurance, and recording fees, whether or not the Facility is consummated), and (ii) all reasonable costs and expenses, including reasonable professional fees and disbursements of the Lenders and Agent in connection with the collection of the Facility obligations or the enforcement of their rights thereunder.

Indemnification:      Borrower will indemnify Agent and the Lenders against all
---------------
                      losses, liabilities, claims, damages and expenses relating to the Facility (other than those resulting solely from a claim or action brought by one Lender against another
                      Lender and unrelated to acts of Borrower) and Borrower's use thereof, including, without limitation, attorneys' fees and settlement costs, excepting only those determined by a final non-appealable judgment of a court of competent jurisdiction to have been caused by the gross negligence or wilful misconduct of Agent or the Lenders as determined by a final non-appealable judgment of a court of competent jurisdiction.

Governing Law:        The documentation relating to the Facility shall be
-------------
                      governed by the laws of the State of New York without giving effect to the conflict of laws principals thereof.

Yield Protection:     Standard yield protection (including compliance with risk-
----------------
                      based capital guidelines), increased costs, payments free and clear of withholding taxes and interest period breakage indemnities, Eurodollar illegality and similar provisions.

Miscellaneous:        Waiver of Jury Trial
-------------